UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
July 8, 2021
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
434 Fayetteville Street, Suite 1400
Raleigh, North Carolina 27601
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 8, 2021, Phreesia, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 25, 2021. The final voting results are set forth below.

Proposal 1 - Election of Directors

The stockholders elected each of the two persons named below to serve as a Class II director of the Company for a three-year term that expires at the Company’s annual meeting of stockholders in 2024 and until such person’s successor has been duly elected and qualified, subject to such person’s earlier resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Lainie Goldstein	35,926,626	8,581,862	2,029,110
Cheryl Pegus, M.D., M.P.H.	34,959,757	9,548,731	2,029,110

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
46,514,633	1,704	21,261

Proposal 3 – Approval of Compensation of Named Executive Officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,603,606	3,851,088	53,794	2,029,110

Proposal 4 – Preferred Frequency of Future Votes on Compensation of Named Executive Officers

The stockholders approved, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of such vote were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
42,987,025	4,448	1,497,435	19,580	2,029,110

In light of such vote, the Company's Board of Directors has determined that the Company will hold future non-binding advisory votes on executive compensation on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2021	Phreesia, Inc.

	By:	/s/ Randy Rasmussen
	Name:	Randy Rasmussen
	Title:	Chief Financial Officer